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                                                                   EXHIBIT 10.20

                              FIRST AMENDMENT TO
                         MATCHLOGIC SERVICES AGREEMENT
         BETWEEN MATCHLOGIC, INC. AND  ARISTOTLE INTERNATIONAL, INC.

     WHEREAS, MatchLogic, Inc., a Delaware corporation ("MatchLogic") and Aristotle International, Inc., a Delaware corporation ("Aristotle") are parties to that certain MatchLogic Master Services Agreement (the "Agreement") dated as of June 30, 2000; and

     WHEREAS, MatchLogic and Aristotle believe it to be in the best interest of both parties to amend certain terms of the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, and for other valuable consideration received by the parties, the following changes and modifications are hereby made to the Agreement, effective for all purposes as of June 30, 2000.

     1. The first sentence of Section 9. Terms and Termination, is hereby deleted in its entirety and replaced with "Term. This Agreement will be effective upon the Effective Date and will remain in effect for a period of twenty-four (24) calendar months (the "Term") unless terminated sooner in
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accordance with this Section 9."
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     2.  The first two sentences of Section 18, Aristotle's Financial
Obligations, are deleted in their entirety and replaced with "Within twenty-four
                                                                     -----------
(24) calendar months following the Effective Date, Aristotle shall purchase from
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MatchLogic and MatchLogic shall provide to Aristotle, not less than Five Million
                                                                    ------------
Five Hundred Thousand Dollars ($5,500,000) of Services; however, not less than
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Three Million Five Hundred Thousand Dollars ($3,500,000) (the "Third Quarter
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Commitment") of such Services shall be targeted Ad Management or E-Mail Data
Products (the "Specialized Services") and shall be purchased and paid for by Aristotle from MatchLogic in the fiscal quarter ending September 30, 2000 (the "Third Quarter"); provided, however, that not less than One Million Six Hundred
                                                        -----------------------
Thousand Dollars ($1,600,000) of the Third Quarter Commitment shall be for
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targeted banner media (the "Media Purchase")."

     3.  The eighth sentence of Section 18, Aristotle's Financial Obligations, is amended as follows: the language "provided, however, that in such event,
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Aristotle shall pay MatchLogic Five Hundred Fifty Thousand Dollars ($550,000) on
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or before October 31, 2000" is deleted in its entirety and replaced with
"provided, however, that is such event, Aristotle shall purchase Five Hundred
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Fifty Thousand Dollars ($550,000) of Services on or before October 31, 2000."
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                           [Signature page follows]
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     IN WITNESS WHEREOF, the parties have executed this First Amendment to the
Agreement as of July 21, 2000.



ARISTOTLE INTERNATIONAL, INC.                MATCHLOGIC, INC.


By:  /s/ John Phillips                       By: /s/ illegible signature
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Name:    John Phillips                       Name:
Title:   President                           Title: